Exhibit 10.5

June 30, 2004

Great Plains Energy Incorporated
1201 Walnut
Kansas City, Missouri 64141
Attention: Andrea F. Bielsker, Treasurer

Re:     First Amendment to Credit Agreement

Dear Ladies/Gentlemen:

          Please refer to the Three-Year Credit Agreement dated as of March 5, 2004 (the "Credit Agreement") among Great Plains Energy Incorporated (the "Borrower"), various financial institutions and Bank One, NA, as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

          At the request of the Borrower, the Required Lenders agree that Section 6.12(xvii) is amended in its entirety to read as follows:

(xvii)     Liens on Property of Strategic Energy, L.L.C. and its Subsidiaries securing Indebtedness of Strategic Energy, L.L.C. under a credit facility providing for revolving credit advances to Strategic Energy, L.L.C. in an aggregate amount not exceeding $140,000,000.

          This letter amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter amendment. This letter amendment shall become effective when the Administrative Agent has received (by facsimile or otherwise) counterparts hereof executed by the Borrower and the Required Lenders.

          This letter amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to Federal laws applicable to national banks.

          The Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof, (a) the representations and warranties contained in Article V of the Credit Agreement are true and correct (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and (b) no Default or Unmatured Default exists.

         Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement to "Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

Very truly yours,

BANK ONE, NA, as Administrative Agent and as a Lender

By: /s/Jane Bek Keil
Name: Jane Bek Keil
Title: Director

BNP PARIBAS

By: /s/Mark A. Renaud
Title: Managing Director

By: /s/Dan Cozine
Title: Managing Director

COMMERZBANK AG
New York and Grand Cayman Branches

By: ______________________________________
Title: _____________________________________

KEYBANK NATIONAL ASSOCIATION

By: /s/Laurie Muller
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/Rotcher Watkins
Title: Managing Director

COBANK, ACB

By: ______________________________________
Title: _____________________________________

THE BANK OF NEW YORK

By: /s/Nathan S. Howard
Title: Vice President

THE BANK OF NOVA SCOTIA

By: Denis P. O'Meara
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION

By: Thomas A. Majeski
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION

By: ______________________________________
Title: _____________________________________

BANK HAPOALIM

By: ______________________________________
Title: _____________________________________

LASALLE BANK NATIONAL ASSOCIATION

By: Meghan C. Payne
Title: FVP

BANK OF AMERICA, N.A.

By: Michelle A. Schoenfeld
Title: Principal

THE BANK OF TOKYO-MITSUBISHI, LTD.

By: ______________________________________
Title: _____________________________________

MIZUHO CORPORATE BANK, LTD.

By: ______________________________________
Title: _____________________________________

FLEET NATIONAL BANK

By: Michelle A. Schoenfeld
Title: Principal

FIFTH THIRD BANK

By: Christine L. Wagner
Title: Vice President

MERRILL LYNCH BANK USA

By: /s/Louis Alder
Title: Director

Acknowledged and Agreed:

GREAT PLAINS ENERGY INCORPORATED

By: /s/Andrea F. Bielsker
Name: Andrea F. Bielsker
Title: Senior Vice President - Finance and
        Chief Financial Officer and Treasurer